LARGECAP BLEND FUND I

On March 8, 2010, the Board of Directors for Principal Funds, Inc. approved the following proposal:
• acquisition of the assets of the LargeCap Blend Fund I to be acquired by the LargeCap S&P 500 Index Fund
This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc.
tentatively scheduled for July 2010. Additional information about this proposal will be provided in the Proxy statement/
Prospectus that is expected to be mailed to record date acquired Fund shareholders in May 2010.

	Class A	Class B	Class C
Ticker Symbol(s)	PBLCX	PBLBX	PPLGX

Principal Funds, Inc. Summary Prospectus March 1, 2010 amended March 17, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling
1-800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Class A, B, and C shares dated
March 1, 2010 and the Statement of Additional Information dated March 1, 2010 (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Principal
Funds, Inc. More information about these and other discounts is available from your financial professional and in
“Choosing a Share Class” and “The Costs of Investing” beginning on pages 259 and 232, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 116 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	5.00%	1.00%
(as a percentage of dollars subject to charge)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class A	Class B	Class C
Management Fees	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.75%	1.51%	3.82%
Total Annual Fund Operating Expenses	1.44%	2.95%	5.26%
Fee waiver and Expense Reimbursement	0.01%	0.01%	3.37%
Total Annual Fund Operating Expenses after Fee Waiver and Expense
Reimbursement	1.43%	2.94%	1.89%

Principal Funds, Inc.		LargeCap Blend Fund I
www.principalfunds.com	1 of 5

Principal has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2011.
The fee waiver will reduce the Fund's Management Fees by 0.01% (expressed as a percent of average net assets on an annualized basis).

Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2011.
The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.89% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class B shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$688	$ 979	$1,293	$2,178
Class B	$797	$1,311	$1,751	$2,913
Class C	$292	$1,222	$2,304	$4,985

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$688	$ 979	$1,293	$2,178
Class B	$297	$ 911	$1,551	$2,913
Class C	$192	$1,222	$2,304	$4,985

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
94.4% of the average value of its portfolio.

Investor Profile: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in large, established companies.

Principal Investment Strategies
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap equity securities representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of the most recent calendar year end, the range was between approximately $1.1 billion and $323.7 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. As a blend fund, the fund assets will be invested in equity securities with both growth and value characteristics. This Fund may be used as part of a fund of funds strategy.

LargeCap Blend Fund I		Principal Funds, Inc.
	2 of 5	1-800-222-5852

Goldman Sachs Asset Management, L.P. (“GSAM”) seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the
Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, preferred, and convertible preferred stocks and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16,
2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

Principal Funds, Inc.		LargeCap Blend Fund I
www.principalfunds.com	3 of 5

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.42%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.57%
Average Annual Total Returns

For the periods ended December 31, 2009	1 Year	5 Years	Life of Fund
Class A Return Before Taxes	14.52%	-2.57%	-3.18%
Class A Return After Taxes on Distributions	14.42%	-2.74%	-3.35%
Class A Return After Taxes on Distribution and Sale of Fund Shares	9.57%	-2.15%	-2.66%
Class B Return Before Taxes	14.22%	-2.88%	-3.50%
Class C Return Before Taxes	19.49%	-2.20%	-3.34%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-
deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for
Class A shares only and would be different for Class B and Class C shares.

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):
Goldman Sachs Asset Management, L.P.
• Andrew Alford (since 2007), Managing Director, Senior Portfolio Manager
• Kent Daniel (since 2009), Managing Director, Co-CIO, co-head of QIS Research
• Katinka Domotorffy (since 2009), Managing Director, Head of QIS, CIO

LargeCap Blend Fund I		Principal Funds, Inc.
	4 of 5	1-800-222-5852

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):
• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1200 annually if the initial
$1,000 minimum has not been met.

Effective March 1, 2010, Class B shares of the Fund will no longer be available for purchase, except through exchanges and dividend reinvestments.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O.
Box 8024, Boston, MA 02266-8024; calling us at 800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's Web site for more information.

Principal Funds, Inc.		LargeCap Blend Fund I
www.principalfunds.com	5 of 5